UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2017

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida		33613
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 8, 2017, Health Insurance Innovations, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. and Cantor Fitzgerald & Co., as representatives of the underwriters listed on Schedule A thereto (collectively, the “Underwriters”) and two entities owned and controlled by Michael Kosloske as selling stockholders (the “Selling Stockholders”). Michael Kosloske is the founder, Chief of Product Innovation, and a director of the Company. Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell to the Underwriters for resale 3,000,000 shares of the Company’s Class A common stock, $0.001 par value per share (“Common Stock”), at a public offering price of $14.00 per share ($13.16 per share, net of underwriting discounts). None of the shares are being sold by the Company.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Stockholders, and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-193842), including a prospectus supplement dated March 8, 2017, and the accompanying prospectus contained therein dated February 14, 2014, as filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended.

The closing of the sale of the Common Stock pursuant to the Underwriting Agreement is expected to take place on March 13, 2017, subject to the satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 8.01.	Other Events.

On March 8, 2017, the Company issued a press release announcing the pricing of an underwritten registered offering by selling stockholders of 3,000,000 shares of Class A common stock of the Company. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 8, 2017, among Canaccord Genuity Inc., Cantor Fitzgerald & Co., Health Insurance Innovations, Inc., Health Plan Intermediaries, LLC, and Health Plan Intermediaries Sub, LLC.

99.1	Press Release of Health Insurance Innovations, Inc., dated March 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael D. Hershberger
	Name:	Michael D. Hershberger
	Title:	Chief Financial Officer, Treasurer, and Secretary

Date: March 8, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 8, 2017, among Canaccord Genuity Inc., Cantor Fitzgerald & Co., Health Insurance Innovations, Inc., Health Plan Intermediaries, LLC, and Health Plan Intermediaries Sub, LLC.

99.1	Press Release of Health Insurance Innovations, Inc., dated March 8, 2017.